401(k) Savings Plan	12 Months Ended
Dec. 31, 2021
Four Hundred One Savings Plan [Abstract]
401(k) Savings Plan

Note 16. 401(k) Savings Plan

Effective January 1, 2021, Legacy Appgate’s employees became eligible to participate in the Appgate Cybersecurity Inc. 401(k) Savings Plan (the “401(k) Plan”), a defined contribution benefit plan sponsored by Legacy Appgate. Under the 401(k) Plan, the Company (or a subsidiary thereof) makes matching contributions equal to 100% of an employee’s salary deferral that does not exceed 1% of the employee’s compensation plus 50% of the salary deferral between 1% and 6% of the employee’s compensation.

Prior to January 1, 2021, Legacy Appgate’s employees were eligible to participate in the Cyxtera 401(k) Savings Plan (the “Cyxtera 401(k) Plan”), a defined contribution benefit plan sponsored by the Management Company. Under the Cyxtera 401(k) Plan, matching contributions were made equal to 100% of an employee’s salary deferral that does not exceed 1% of the employee’s compensation plus 50% of the salary deferral between 1% and 6% the employee’s compensation. Employees of Legacy Appgate were eligible to participate in the Cyxtera 401(k) Plan after the Cyxtera Spin-Off through December 31, 2020. Costs related to the participation of Legacy Appgate’s employees in the Cyxtera 401(k) Plan were charged back to Legacy Appgate by Cyxtera under the Transition Services Agreement described in Note 4 — Transactions with Former Parent — Cyxtera.

During 2021, we made matching contributions to the 401(k) Plan of $1.7 million. During 2020, we made matching contributions to the Cyxtera 401(k) Plan of $1.4 million. These amounts are included in the following captions in the consolidated statements of operations (in thousands):

	2021	2020
Cost of revenue	$344	$313
Sales and marketing	626	438
Research and development	518	463
General and administrative	218	183
Total	$1,706	$1,397